UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 26, 2004


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



    North Carolina                   1-11986                   56-1815473
----------------------           ---------------        ------------------------
(State or other jurisdiction (Commission File Number)    (I.R.S. Employer
   of   Incorporation)                                    Identification Number)



             3200 Northline Avenue, Greensboro, North Carolina 27408
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
              (Registrants' telephone number, including area code)

                                      N/A
         (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02     Results of Operations and Financial Condition

     On October 26, 2004 Tanger Factory Outlet Centers, Inc. (the "Company") issued a press release announcing its results of operations and financial condition as of and for the quarter ended September 30, 2004. A copy of the press release as furnished to the public on October 26, 2004 is furnished as
Exhibit 99.1 to this report on Form 8K/A. The Form 8-K/A amends the exhibit previously filed on Form 8-K dated October 26, 2004. The information contained in this report on Form 8-K/A, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.


Item 9.01     Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended September 30, 2004.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 27, 2004

                      TANGER FACTORY OUTLET CENTERS, INC.

                      By:      /s/ Frank C. Marchisello, Jr.
                               -----------------------------
                               Frank C. Marchisello, Jr.
                               Executive Vice President, Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.



99.1 Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended September 30, 2004.